 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 22, 1997
                                                           REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


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                         SANTA FE ENERGY RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                             36-2722169
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
          (Address, including zip code, of Principal Executive Offices)


                         SANTA FE ENERGY RESOURCES, INC.

                     1995 INCENTIVE STOCK COMPENSATION PLAN

                           FOR NONEXECUTIVE EMPLOYEES

                            (Full title of the plan)


                                 DAVID L. HICKS
                    VICE PRESIDENT - LAW AND GENERAL COUNSEL
                         SANTA FE ENERGY RESOURCES, INC.
                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
                                 (713) 783-2401
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                   ----------------------------------------

                                    copy to:

                               G. MICHAEL O'LEARY
                             ANDREWS & KURTH L.L.P.
                            4200 TEXAS COMMERCE TOWER
                                   600 TRAVIS
                              HOUSTON, TEXAS 77002
                                 (713) 220-4200

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                        CALCULATION OF REGISTRATION FEE

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                                                                                 PROPOSED
                                                                PROPOSED          MAXIMUM
                                                 AMOUNT         MAXIMUM          AGGREGATE       AMOUNT OF
                                                  TO BE      OFFERING PRICE      OFFERING       REGISTRATION
    TITLE OF SECURITIES TO BE REGISTERED       REGISTERED     PER SHARE (1)      PRICE (1)           FEE
-------------------------------------------------------------------------------------------------------------
 Common Stock, Par Value $.01 Per Share        1,000,000        $10.1875        $10,187,500      $3,087.12
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 (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of a share of the Company's Common Stock for August 19, 1997 on the New York Stock Exchange as reported in The Wall Street Journal on August 20, 1997.



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                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

              This Registration Statement on Form S-8 is being filed to register additional securities. In accordance with General Instruction E of Form S-8, the registrant hereby incorporates by reference the contents of the registrant's registration statement on Form S-8 (No. 33-59255), filed with the Securities and Exchange Commission on May 12, 1995, relating to the Santa Fe Energy Resources, Inc. 1995 Incentive Stock Compensation Plan for Nonexecutive Employees.


ITEM 8.  EXHIBITS.

     Exhibit
     Number             Description
     ------             -----------

        5.1   Opinion of Andrews & Kurth L.L.P.

       23.1 Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1).

       23.2   Consent of Independent Accountants.

       23.3   Consent of Ryder Scott Company Petroleum Engineers.

       24.1   Power of Attorney (included in signature page).

       99.1 First Amendment to Santa Fe Energy Resources, Inc. 1995 Incentive Stock Compensation Plan for Nonexecutive Employees.

       99.2 Second Amendment to Santa Fe Energy Resources, Inc. 1995 Incentive Stock Compensation Plan for Nonexecutive Employees.

                                   SIGNATURES

       The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 21st day of August, 1997.


                                   SANTA FE ENERGY RESOURCES, INC.
                                   (Registrant)



                                   By:   /s/ JAMES L. PAYNE
                                         ---------------------------------------
                                          James L. Payne
                                          President and Chief Executive Officer


                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Santa Fe Energy Resources, Inc. (the "Company") hereby constitutes and appoints James L. Payne and David L. Hicks (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                         TITLE                       DATE
       ---------                         -----                       ----
/s/ JAMES L. PAYNE           Chairman, President, Chief
---------------------------  Executive Officer and
James L. Payne               Director (Principal                 August 21, 1997
                             Executive Officer)


/s/ J. F. CLARK              Vice President and Chief Financial  August 21, 1997
---------------------------  Officer (Principal Financial and
J. F. Clark                  Accounting Officer)



/s/ WILLIAM E. GREEHEY       Director                            August 21, 1997
---------------------------
William E. Greehey

                             Director
---------------------------
Melvyn N. Klein

/s/ ALLAN V. MARTINI         Director                            August 21, 1997
---------------------------
Allan V. Martini

/s/ REUBEN F. RICHARDS       Director                            August 21, 1997
---------------------------
Reuben F. Richards

/s/ MARC J. SHAPIRO          Director                            August 21, 1997
---------------------------
Marc J. Shapiro

/s/ KATHRYN D. WRISTON       Director                            August 21, 1997
---------------------------
Kathryn D. Wriston

                                 EXHIBIT INDEX

Exhibit
Number
------
        5.1   Opinion of Andrews & Kurth L.L.P.

       23.1 Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1).

       23.2   Consent of Independent Accountants.

       23.3   Consent of Ryder Scott Company Petroleum Engineers.

       24.1   Power of Attorney (included in signature page).

       99.1   First Amendment to Santa Fe Energy Resources, Inc. 1995 Incentive
              Stock Compensation Plan for Nonexecutive Employees.

       99.2   Second Amendment to Santa Fe Energy Resources, Inc. 1995
              Incentive Stock Compensation Plan for Nonexecutive Employees.